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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 1997
                                                   -----------------

       CSX Trade Receivables Corporation on behalf of the
              CSXT Trade Receivables Master Trust
 (Issuer in respect of the CSXT Trade Receivables Master Trust
5.05% Trade Receivables Participation Certificates, Series 1993-1)
------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

          Delaware                    33-67034             59-3168541
-------------------------------      -----------       ------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization         File No.)        Identification No.)

             Route 688
            P.O. Box 87
          Doswell, Virginia                                    23047
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (804) 876-3220
                                                     --------------

                         Not Applicable
  ------------------------------------------------------------
 (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         The Registrant is filing the exhibit listed in Item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

         Exhibit 7.1 Monthly Statement for the 5.05% Trade Receivables Participation Certificates, Series 1993-1 with respect to the March 25, 1997 Distribution Date.









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                           Signatures

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                     CSXT TRADE RECEIVABLES MASTER TRUST

                                     By:  CSX TRADE RECEIVABLES CORPORATION



                                          /s/ ROBERT M. PEEBLES
                                         ----------------------------------
                                            Robert M. Peebles
                                            Vice President-Accounting and
                                              Assistant Treasurer

Date:  April 9, 1997
































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                               EXHIBIT LIST





Exhibit
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  7.1          Monthly Statement for the 5.05% Trade
               Receivables Participation Certificates,
               Series 1993-1 with respect to the March 25, 1997 Distribution Date







































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